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                                                                    EXHIBIT 23.1
                                                                    ------------


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000, except for note 16, as to which the date is March 23, 2000, relating to the financial statements which appear in Impax Laboratories, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 20, 2001